EATON VANCE GLOBAL INCOME BUILDER FUND

Supplement to Statement of Additional Information dated March 1, 2024

The following replaces the second table under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Eaton Vance Family of Funds
Derek J.V. DiGregorio	None	$100,001 - $500,000
Christopher Dyer	None	$1 - $10,000
Jeffrey D. Mueller	None	$100,001 - $500,000

May 8, 2024